UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2019

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700
Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common units representing limited partner interests	TCP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

The sole purpose of this amendment to Current Report on Form 8-K/A (this “Form 8-K/A”) is to add Inline eXtensible Business Reporting Language tagging to the cover page of the Current Report on Form 8-K furnished by TC PipeLines, LP to the Securities and Exchange Commission on November 14, 2019. No other changes have been made to the original filing.

Item 7.01 Regulation FD Disclosure

On November 14, 2019, TC PipeLines, LP (the "Partnership") issued a news release announcing that it will participate at the RBC Capital Markets 2019 Midstream Conference on Wednesday and Thursday, November 20 and 21, 2019 in Dallas, Texas. Nathan Brown, President of TC PipeLines GP, Inc., the Partnership’s general partner, will attend and meet with investors during the conference.

A copy of the meeting materials will be available on the morning of November 20, 2019 in the Investor Center section of the Partnership’s website at http://www.tcpipelineslp.com/events- and-presentations.html.

The information disclosed in this Item 7.01, including Exhibit 99 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated November 14, 2019.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc., its general partner

By:	/s/ Jon Dobson
Jon Dobson Secretary

Dated: February 5, 2020

EXHIBIT INDEX

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated November 14, 2019.

4